UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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ELFUN DIVERSIFIED FUND

(Name of Registrant as Specified in its Charter)

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ELFUN DIVERSIFIED FUND

3001 Summer Street

Stamford, Connecticut 06905

SPECIAL MEETING OF UNITHOLDERS

YOUR VOTE IS IMPORTANT

March 4, 2008

Dear Unitholder:

A Special Meeting (the “Meeting”) of the unitholders of the Elfun Diversified Fund (the “Fund”) will be held on April 16, 2008, at the Sheraton Stamford Hotel, 2701 Summer Street, Stamford, Connecticut 06905, at 3:00 p.m., Eastern time, or any adjournment(s) or postponement(s) thereof.

At the Meeting, unitholders of the Fund will be asked to consider a number of proposals pertaining to the operation of the Fund, including the approval of: (1) the amendment and reclassification of the Fund’s fundamental investment policy restricting the percentage of assets that may be invested in foreign securities, (2) the amendment and/or reclassification of certain other fundamental investment policies of the Fund, and (3) the use of a “manager of managers” arrangement whereby GE Asset Management Incorporated, the investment adviser to the Fund, under certain circumstances, will be able to hire and replace sub-advisers to the Fund without obtaining unitholder approval.

As a unitholder, you are being asked to provide your voting instructions on each of these proposals. The Fund’s Board of Trustees has concluded that these proposals are in the best interest of the unitholders invested in the Fund.

For more information about these proposals, please take the time to review the attached proxy materials and vote now. The Board of Trustees unanimously recommends that you vote in favor of each of the proposals.

•	To ensure that your vote is counted, please mark your vote on the enclosed Proxy Ballot.

•	Sign and mail your Proxy Ballot promptly.

•	You may also vote by telephone or on the Internet.

•

If you determine at a later date that you wish to attend the Meeting, you may revoke your Proxy Ballot and vote in person; provided, however, that if your units are held of record by a broker-dealer (or other nominee), you must obtain a “legal proxy” from your broker-dealer of record (or other nominee) and present it to the Inspector of Elections at the Meeting.

Thank you for your prompt attention to this matter. If you have any questions about the proposals, please do not hesitate to contact the Fund toll free at 1-866-751-6308.

Sincerely,

The Board of Trustees

of the Elfun Diversified Fund

ELFUN DIVERSIFIED FUND

3001 Summer Street

Stamford, Connecticut 06905

NOTICE OF SPECIAL MEETING OF UNITHOLDERS

TO BE HELD ON APRIL 16, 2008

Notice is hereby given that a special meeting (the “Meeting”) of the unitholders of the Elfun Diversified Fund (the “Fund”) be held on April 16, 2008, at the Sheraton Stamford Hotel, 2701 Summer Street, Stamford, Connecticut 06905, at 3:00 p.m., Eastern time, or any adjournment(s) or postponement(s) thereof.

The Meeting will be held for the following purposes:

1. To approve the amendment and reclassification of the Fund’s fundamental investment policy restricting the percentage of assets that may be invested in foreign securities from 20% of the Fund’s total assets to 35% of the Fund’s net assets.

2. To approve the amendment and/or reclassification of each of the following fundamental investment policies of the Fund:

A.	To amend the Fund’s investment policies on senior securities.

B.	To amend the Fund’s investment policy on real estate investments.

C.	To amend the Fund’s investment policy on making loans.

D.	To amend the Fund’s investment policy on borrowing.

E.	To amend the Fund’s investment policy on diversification.

F.	To amend the Fund’s investment policy on commodities.

G.	To amend and reclassify the Fund’s investment policy on illiquid and restricted securities.

H.	To reclassify the Fund’s investment policy on investments in other investment companies.

3. To approve the use of a “manager of managers” arrangement whereby GE Asset Management Incorporated, the investment adviser to the Fund, under certain circumstances, will be able to hire and replace sub-advisers to the Fund without obtaining unitholder approval.

4. To transact such other business as may properly come before the Meeting or any adjournment(s) thereof.

Only unitholders of record at the close of business on March 3, 2008, are entitled to notice of, and to vote at, the Meeting, or any adjournment(s) or postponement(s) thereof.

Your vote on these proposals is important. Please vote as soon as possible to save the expense of additional solicitations. You can vote quickly and easily by completing and mailing the enclosed Proxy Ballot, or by telephone or on the Internet. Just follow the simple instructions that appear on your enclosed Proxy Ballot. Please help the Fund avoid the expense of a follow-up mailing by voting today. Your vote is important to us regardless of the number of units that you own.

By Order of the Board of Trustees

/s/ Matthew J. Simpson
Matthew J. Simpson
Secretary

Stamford, Connecticut

March 4, 2008

ELFUN DIVERSIFIED FUND

3001 Summer Street

Stamford, Connecticut 06905

March 4, 2008

PROXY STATEMENT

This Proxy Statement is being furnished to unitholders of the Fund in connection with the solicitation of proxies by the Board of Trustees (the “Board”) of the Elfun Diversified Fund (the “Fund”) to be used at the Special Meeting of Unitholders of the Fund (the “Meeting”), and at any adjournment(s) or postponement(s) thereof. This Proxy Statement and the attached materials are being mailed on or about March 7, 2008.

Supplied with this Proxy Statement is the formal Notice of the Special Meeting and a proxy ballot (the “Proxy Ballot”). Please read the enclosed materials carefully and cast your vote. The Meeting is to be held on April 16, 2008, at 3:00 p.m., Eastern time, at the Sheraton Stamford Hotel, 2701 Summer Street, Stamford, Connecticut 06905, for the purposes set forth below and in the accompanying Notice of Special Meeting.

At the Meeting, the unitholders of the Fund will be asked to vote on the following matters:

1. To approve the amendment and reclassification of the Fund’s fundamental investment policy restricting the percentage of assets that may be invested in foreign securities from 20% of the Fund’s total assets to 35% of the Fund’s net assets.

2. To approve the amendment and/or reclassification of each of the following fundamental investment policies of the Fund:

A.	To amend the Fund’s investment policies on senior securities.

B.	To amend the Fund’s investment policy on real estate investments.

C.	To amend the Fund’s investment policy on making loans.

D.	To amend the Fund’s investment policy on borrowing.

E.	To amend the Fund’s investment policy on diversification.

F.	To amend the Fund’s investment policy on commodities.

G.	To amend and reclassify the Fund’s investment policy on illiquid and restricted securities.

H.	To reclassify the Fund’s investment policy on investments in other investment companies.

3. To approve the use of a “manager of managers” arrangement whereby GE Asset Management Incorporated (“GEAM”), the investment adviser to the Fund, under certain circumstances, will be able to hire and replace sub-advisers to the Fund without obtaining unitholder approval.

4. To transact such other business as may properly come before the Meeting or any adjournment(s) thereof.

The Board has fixed March 3, 2008, as the record date (“Record Date”) for the determination of unitholders entitled to notice of and to vote at the Meeting, or any adjournment(s) or postponement(s) thereof.

Copies of the Fund’s most recent Annual Report to unitholders will be furnished without charge upon request by writing to the Fund at 3001 Summer Street, Stamford, Connecticut 06905, Attn: Mutual Fund Services, or by calling 1-800-242-0134.

VOTING INFORMATION

General

The Fund was organized as a common law trust in the State of Connecticut on June 1, 1987, and is registered with the U.S. Securities and Exchange Commission (the “SEC”) as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”).

Unitholders Entitled to Vote

Only unitholders of record of the Fund at the close of business on the Record Date will be entitled to vote at the Meeting. As of the Record Date, there were issued and outstanding 14,578,818.185 units of beneficial interest of the Fund (the “Outstanding Units”). The Fund has only one class of units outstanding.

Submitting and Revoking Your Proxy Ballots

All properly executed and unrevoked Proxy Ballots received in time for the Meeting will be voted as instructed by unitholders. If you execute a Proxy Ballot, but give no voting instructions, your units that are represented by that Proxy Ballot will be voted “FOR” each proposal and each sub-proposal, as applicable. In addition, if other matters are properly presented for voting at the Meeting, the persons named as proxies will vote on such matters in accordance with their best judgment. We have not received notice of other matters that may properly be presented for voting at the Meeting.

Unitholders are entitled to one vote for each full unit and a fractional vote for each fractional unit held. To ensure that your vote is recorded promptly, please vote as soon as possible, even if you plan to attend the Meeting in person. Unitholders have three options for submitting their votes:

1.	Internet — Instructions for casting your vote via the Internet can be found in the enclosed Proxy Ballot. The required control number is printed on your enclosed Proxy Ballot. If this feature is used, you are giving authorization for another person to execute your proxy and there is no need to mail the Proxy Ballot.

2.	Telephone — Instructions for casting your vote via telephone can be found in the enclosed Proxy Ballot. The toll-free telephone number and required control number are printed on your enclosed Proxy Ballot. If this feature is used, you are giving authorization for another person to execute your proxy and there is no need to mail the Proxy Ballot.

3.	Mail — If you vote by mail, please indicate your vote on the enclosed Proxy Ballot, date and sign the card, and return it in the envelope provided. The envelope is addressed for your convenience and needs no postage if mailed in the United States.

We encourage you to vote by Internet or by phone. When you vote via the Internet or by phone prior to the date of the Meeting, your vote is recorded immediately and there is no risk that postal delays will cause your vote to arrive late and therefore not be counted. If you attend the Meeting, you may also submit your vote in person, and any previous votes that you submitted, whether by Internet, phone or mail, will be superseded by the vote that you cast at the Meeting.

You may revoke your Proxy Ballot at any time prior to its exercise by: (1) submitting a properly executed, later-dated Proxy Ballot, (2) attending the Meeting in person and voting, or (3) submitting a written notice of revocation to the Secretary of the Fund (“Secretary”). If your units are held through a broker-dealer (or other nominee), you will have to make arrangements with your broker-dealer (or other nominee) in order to revoke any previously executed proxy. To be effective, such revocation must be received by the Secretary prior to the Meeting and must indicate your name and account number.

Solicitation of Proxy Ballots

The cost of the proxy solicitation will be borne by the Fund.

The Fund has retained The Altman Group, Inc. to solicit proxies for a fee estimated not to exceed $30,000 plus a reasonable amount to cover out-of-pocket expenses. Certain trustees, officers and other employees of the Fund/GEAM or its affiliates, without additional compensation, also may solicit proxies personally or in writing, by telephone, e-mail or otherwise. The Fund will request that brokers and nominees who hold units of the Fund in their names forward these proxy materials to the beneficial owners of those units. The Fund/GEAM or one of its affiliates may reimburse such brokers and nominees for their reasonable expenses incurred in connection therewith.

Quorum

The presence, in person or by proxy, of the holders of more than 50% of the Outstanding Units constitutes a quorum for the Meeting.

Adjournments

It is possible that the Fund may propose to its unitholders one or more adjournments of the Meeting. For example, if sufficient votes to approve one or more of the proposals of the Fund are not received by the date of the Meeting, the Meeting may be adjourned with respect to the Fund to permit further solicitation of proxies. The holders of a majority of units of the Fund entitled to vote at the Meeting and present in person or represented by proxy (whether or not sufficient to constitute a quorum) may adjourn the Meeting with respect to the Fund. The persons designated as proxies may use their discretionary authority to vote as instructed by management of the Fund on questions of adjournment.

Vote Required

Approval of each proposal, including each of the sub-proposals, requires the affirmative vote of the lesser of: (1) more than 50% of the Outstanding Units, or (2) 67% or more of the units present at the Meeting (in person or represented by proxy), if the holders of more than 50% of the Outstanding Units are present at the Meeting. Each proposal, including each sub-proposal, will be voted on separately, and the approval of each proposal or sub-proposal is not contingent upon the approval of any other proposal or sub-proposal.

For purposes of determining whether unitholders have approved a proposal, broker non-votes (i.e., units held by brokers who do not have discretionary authority to vote on a particular matter and for which the brokers have not received voting instructions from their customers) and abstentions will be counted as units present at the Meeting for quorum purposes but will not be voted for or against any adjournment or proposal. Accordingly, broker non-votes and abstentions effectively will be votes “AGAINST” the proposals because each proposal, including each sub-proposal, requires the affirmative vote of a specified majority of the Fund’s outstanding units.

PROPOSAL 1

APPROVAL OF THE AMENDMENT AND RECLASSIFICATION OF THE FUND’S FUNDAMENTAL

POLICY RESTRICTING THE PERCENTAGE OF ASSETS THAT MAY BE INVESTED IN FOREIGN

SECURITIES FROM 20% OF THE FUND’S TOTAL ASSETS TO 35% OF THE FUND’S NET ASSETS

Background

Currently, the Fund is subject to a fundamental investment policy restricting the percentage of the Fund’s total assets that may be invested in foreign securities to no more than 20%. It is proposed that the current fundamental investment policy be revised to increase the amount of assets that may be invested in foreign securities from 20% of the Fund’s total assets to 35% of the Fund’s net assets. This limitation, however, would exclude ADRs (as defined below) and securities of foreign issuers with a class of securities registered with the SEC and listed on a U.S. national securities exchange. Foreign securities include interests in or obligations of entities located outside of the United States. The determination of where an issuer of a security is located will be made by reference to the country in which the issuer (a) is organized, (b) derives at least 50% of its revenues or profits from goods produced or sold, investments made or services performed, (c) has at least 50% of its assets situated, or (d) has the principal trading market for its securities. Foreign securities may be denominated in non-U.S. currencies and traded outside the United States or may be in the form of depositary receipts. Depositary receipts represent interests in an account at a bank or trust company which holds equity securities. These interests may include American Depositary Receipts (held at U.S. banks and traded in the United States) (“ADRs”), European Depositary Receipts, Global Depositary Receipts or other similar instruments. Foreign securities may also include foreign debt securities that are issued by foreign corporations or governments.

In addition to the proposed amendment, it is further proposed that the current fundamental policy regarding foreign securities be reclassified as a non-fundamental policy. The Fund’s investment policies are classified as either “fundamental” or “non-fundamental.” Under the 1940 Act, investment policies relating to certain subjects must be classified as fundamental. Investment policies that are deemed fundamental can be changed only by a unitholder vote. In contrast, those investment policies that are not fundamental may be changed by the Board without unitholder approval. The 1940 Act does not currently require the Fund to have fundamental policies governing its purchase of foreign securities.

If this Proposal 1 is approved by the Fund’s unitholders at the Meeting, the proposed amendment and reclassification of this fundamental investment policy will be adopted by the Fund and will take effect when the Fund’s prospectus (the “Prospectus”) and statement of additional information (the “SAI”) are updated to reflect the changes. If the unitholders of the Fund fail to approve this Proposal 1, the current fundamental investment policy will remain in effect.

Benefit of Proposed Change to the Fund’s Fundamental Investment Policy Regarding Foreign Securities

The proposed change to the Fund’s fundamental investment policy regarding foreign issuers is expected to benefit the Fund and its unitholders for the following reasons:

First, the proposed change is designed to provide the Fund with greater investment flexibility to pursue its investment objective and principal investment strategies and to take advantage of investment opportunities presented by a world that has become increasingly more global. The Fund’s investment objective is highest total return consistent with prudent investment management and the preservation of capital. The Fund invests primarily in a combination of equity securities and investment-grade debt securities. The Fund’s asset allocation process utilizes information from GEAM’s Asset Allocation Committee to diversify holdings across asset classes. The Fund adjusts its weightings among U.S. equity securities, debt securities, foreign securities and cash based on the relative attractiveness of the asset classes. From a global perspective, markets outside the United States (U.S.) have matured over the years, with better transparency and liquidity. Foreign companies have also improved their quality of management, corporate governance and financial strength. U.S.-based stocks now make up less than half of the weight in global stock indexes represented by market capitalization such as the MSCI All-Country World Index.1 Investors have become increasingly globally-oriented, with higher values of U.S. securities (both debt and equities) held by foreigners, as well as larger amounts of international securities held by U.S. investors.2

While the U.S. remains a key part of the global economy, growth is increasingly being driven by overseas developing economies such as China and India. According to the International Monetary Fund, the U.S.’s

[1]	Computed in U.S. Dollars.
[2]	Federal Reserve Board Flow of Funds Report (published 3rd quarter, 2007).

percentage of world gross domestic product is expected to be less than 20% in 2008. Emerging and developing economies’ share of the world GDP “pie” has now increased to roughly half, and is on an increasing trend, with advanced economies (including the U.S.) making up the other half. The balance of trade has also shifted, with the import-heavy U.S. now a substantial debtor nation. Even among advanced economies, leadership in economic growth rates vary from period to period. Also, performance leadership has historically shifted, sometimes in multi-year periods, between U.S. and non-U.S. markets.

The ability to invest a greater percentage of the Fund’s assets in foreign securities may provide enhanced investment opportunities and increased diversification to the Fund by giving it the ability to add securities from various foreign countries (i) which offer different investment opportunities, (ii) that may be affected by different economic trends, (iii) whose stock markets may not move in a manner parallel to U.S. markets, and (iv) whose stock markets, when taken collectively, continue to grow thereby increasing the size and value of the global securities market while the size and value of the U.S. market, as part of the overall global securities market, diminishes. Amending the Fund’s 20% limitation on the purchase of foreign securities would provide it with the flexibility to respond to adverse domestic market developments in the future and to take advantage of the growing global securities market by investing in a greater percentage of foreign securities. Moreover, GEAM believes that the ability to invest a greater percentage of the Fund’s assets in foreign securities may potentially result in enhanced Fund performance and would add value over the long term.

Second, the proposed changes would not affect the Fund’s investment objective and investment strategies. Additionally, these changes should not result in a substantial change in the manner in which the Fund is currently being managed.

Third, by reclassifying this fundamental policy, the Board will be able to take appropriate and timely action to amend the new non-fundamental policy without the expense and delay associated with a unitholder meeting, in the event that GEAM determines, with the approval of the Board, that greater flexibility is required to more effectively manage the assets of the Fund, as discussed above, or if regulatory changes occur in the future. If the Board of the Fund approves a change to this non-fundamental policy, unitholders of the Fund will be given written notice of any such change.

Risks of Proposed Change to the Fund’s Fundamental Investment Policy Regarding Foreign Securities

In approving this Proposal 1, the Fund may potentially increase its exposure to securities issued by foreign issuers, many of which are not listed on a U.S. exchange. A summary of the principal risks associated with such investments is discussed below:

Investing in foreign securities, including depositary receipts, or securities of U.S. entities with significant foreign operations, involves additional risks which can affect the Fund’s performance. Foreign markets, particularly emerging markets, may be less liquid, more volatile and subject to less government supervision than U.S. markets. There may be difficulties enforcing contractual obligations, and it may take more time for transactions to clear and settle in foreign countries than in the U.S. Less information may be available about foreign issuers. The costs of buying and selling foreign securities, including tax, brokerage and custody costs, generally are higher than those involving domestic transactions. The specific risks of investing in foreign securities include:

Currency Risk: The values of foreign investments may be affected by changes in currency rates or exchange control regulations. If the local currency gains strength against the U.S. dollar, the value of the foreign security increases in U.S. dollar terms. Conversely, if the local currency weakens against the U.S. dollar, the value of the foreign security declines in U.S. dollar terms. U.S. dollar denominated securities of foreign issuers, including depositary receipts, also are subject to currency risk based on their related investments.

Political/Economic Risk: Changes in economic, tax or foreign investment policies, government stability, war or other political or economic actions may have an adverse effect on the Fund’s foreign investments.

Regulatory Risk: Foreign companies often are not subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements common to U.S. companies.

Emerging Markets Risk: Emerging market securities bear most foreign exposure risks discussed above. In addition, there are greater risks involved in investing in emerging markets than in developed foreign markets. Specifically, the economic structures in emerging market countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging market countries may be affected by national policies that restrict foreign investment. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. As a result, the Fund may be required to establish special custody or other arrangements before investing in emerging market countries.

Valuation Risk: Portfolio securities may be valued using techniques other than market quotations, under certain circumstances. The value established for a portfolio security may be different than what would be produced through the use of another methodology or if it had been priced using market quotations. Portfolio securities that are valued using techniques other than market quotations, including “fair valued” securities, may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. In addition, there is no assurance that the Fund could sell a portfolio security for the value established for it at any time and it is possible that the Fund would incur a loss because a portfolio security is sold at a discount to its established value.

Board Approval of Proposed Change to the Fundamental Investment Policy Regarding Foreign Securities

At a meeting held on February 11, 2008, the Board reviewed the proposed change to the Fund’s fundamental investment policy regarding investment in foreign securities. The Board considered the potential need for additional flexibility in managing the portfolio, as discussed above, as well as the corresponding increased risk from managing the Fund’s portfolio with a greater exposure to foreign securities. The Board also considered the fact that the Fund’s investment objective and principal investment strategies would not be affected by such change, and that this change would enable the Fund to better compete with other diversified funds within its peer group. The Board concluded that the ability of GEAM to manage the Fund’s portfolio in a changing regulatory or investment environment will be enhanced and that investment management opportunities will be increased by the proposed changes. After consideration of the foregoing, the Board concluded that it would be in the best interests of the Fund and its unitholders to amend and reclassify the Fund’s fundamental investment policy limiting the percentage of assets that may be invested in foreign securities, and determined to seek unitholder approval of the same.

It is proposed that the Fund’s current fundamental investment policy regarding foreign securities be amended and reclassified (as a non-fundamental policy) as follows:

Current Policy	New Policy (Restated as a Non-Fundamental Policy)

The Fund may not invest more than 20% of its total assets in securities issued by foreign issuers that are not listed on a U.S. exchange.	The Fund may not invest more than 35% of its net assets in foreign securities*.

The Board unanimously recommends that unitholders of the Fund vote FOR the approval of this Proposal 1.

*

For purposes of this policy, foreign securities do not include ADRs and securities of foreign issuers with a class of securities registered with the SEC and listed on a U.S. national securities exchange.

PROPOSAL 2

APPROVAL OF AMENDMENT AND/OR RECLASSIFICATION

OF CERTAIN FUNDAMENTAL INVESTMENT POLICIES OF THE FUND

Background

The Fund operates in accordance with its investment objective, principal investment strategies and investment policies, which are described in either the Prospectus or SAI. As noted earlier, the Fund’s investment policies are classified as either “fundamental” or “non-fundamental.” Under the 1940 Act, investment policies relating to certain subjects must be classified as fundamental. Investment policies that are deemed fundamental can be changed only by a unitholder vote. In contrast, those investment policies that are not fundamental may be changed by the Board without unitholder approval.

Proposal 2 is intended to modernize the Fund’s fundamental investment policies by amending certain fundamental investment policies and/or reclassifying as non-fundamental any fundamental investment policy not required to be fundamental. Unitholders are being asked to vote separately on each sub-proposal contained within this Proposal 2. If a sub-proposal is approved by the Fund’s unitholders at the Meeting, the proposed change to that fundamental investment policy will be adopted by the Fund. Each approved sub-proposal will take effect when the Prospectus or SAI is updated to reflect the changes. If the unitholders of the Fund fail to approve any sub-proposal in this Proposal 2, the current investment policy or policies contained in that sub-proposal will remain in effect.

Benefit to the Fund of Changes in Fundamental Investment Policies

Changes to the Fund’s fundamental investment policies as proposed in the sub-proposals of this Proposal 2 will benefit the Fund and its unitholders for the following reasons:

First, each of these changes is designed to provide the Fund with greater investment flexibility to pursue its investment objective and principal investment strategies and respond to a changing investment environment. The Fund’s fundamental investment policies date back to the Fund’s formation on June 1, 1987. Since that time, many of the legal and regulatory requirements applicable to mutual funds have changed. For example, certain restrictions imposed by state securities laws and regulations to which the Fund was subject at that time were preempted by the National Securities Markets Improvement Act of 1996 (“NSMIA”), and are no longer applicable to mutual funds. As a result, the Fund remains subject to several fundamental investment policies that are either more restrictive than required or are no longer required. Modernizing the Fund’s fundamental investment policies generally would allow the Fund to take advantage of changes in financial markets and new investment vehicles and generally enable the Fund to operate more efficiently within the limits of the 1940 Act.

Second, the proposed changes would not affect the Fund’s investment objective or its current investment strategies. Furthermore, these changes, individually and in the aggregate, generally should not result in a substantial change in the manner in which the Fund is currently being managed.

Third, by reducing to a minimum those policies that can be changed only by unitholder vote, the Fund in the future may be able to avoid the costs and delay associated with holding unitholder meetings to address issues relating to fundamental investment policies.

Fourth, GEAM currently serves as investment adviser to a number of other mutual funds that are subject to fundamental investment policies that are more consistent with the requirements of current laws and regulations. By aligning the fundamental policies of the Fund with the fundamental policies of these other funds, GEAM’s monitoring of compliance with the stated policies would become more streamlined and efficient.

Board Approval of Proposed Changes to Fund’s Fundamental Investment Policies

At a meeting held on February 11, 2008, the Board reviewed these proposed changes to the Fund’s fundamental investment policies. The Board concluded that the ability of GEAM to manage the Fund’s portfolio in a changing regulatory or investment environment will be enhanced and that investment management opportunities will be increased by the proposed changes. As a result, the Board concluded that it would be in the best interests of the Fund and its unitholders to make the changes to each of the Fund’s fundamental investment policies described in this Proposal 2 and determined to seek unitholder approval of the same.

Proposal 2A: Amend the Fund’s Policies on Senior Securities

The 1940 Act requires a mutual fund to have a fundamental investment policy regarding the issuance of senior securities and generally prohibits mutual funds from issuing senior securities except in certain circumstances. Borrowing money and investing in certain types of securities or other investments that entail small amounts of debt (or other financial obligation), such as short sales, margin requirements for certain options and futures transactions, and reverse repurchase agreements, typically would not violate the general prohibition on senior securities.

Notwithstanding, the Fund currently is subject to fundamental investment policies on issuing senior securities whereby the Fund is prohibited from (1) purchasing securities on margin (except as described below under Current Policies) or making short sales, and (2) purchasing or selling put options, call options, straddles, spreads or combinations of put options, call options straddles and spreads. The proposed amendment would permit the Fund to make certain investments that otherwise might be deemed senior securities, such as investments in reverse repurchase agreements, options and futures contracts (e.g., purchase securities on a “when issued” or delayed delivery basis), to the extent that such investments are permitted by the 1940 Act, the rules thereunder or by interpretations of the SEC staff. It would also permit the Fund to engage in certain borrowings to the extent that they are consistent with the Fund’s fundamental policy on borrowing as described in Proposal 2D below. The proposed amendment would therefore give the Fund the maximum amount of flexibility to make such investments and engage in certain borrowings, in a manner that is consistent with the 1940 Act. Otherwise, this proposed amendment would have no immediate impact on the management of the Fund. To the extent the Fund increases its investments in senior securities in the future, in accordance with the policy, as proposed, it will be subject to the risks associated with investments in senior securities, including, but not limited to, credit quality risk, interest rate risk and risks associated with short sales and reverse repurchase agreements, as well as certain of the risks discussed in Proposal 2D with respect to borrowings to the extent they are considered senior securities.

Accordingly, the Board believes that approval of Proposal 2A would be in the best interests of the Fund and its unitholders.

It is proposed that the Fund’s current fundamental policies on issuing senior securities be amended as follows:

Current Policies	New Policy

The Fund may not purchase securities on margin or make short sales, except that the Fund may join with other investment companies or client accounts managed by GEAM in the purchase or sale of securities [on margin]. For purposes of this restriction, the deposit or payment of initial or variation margin in connection with futures contracts, financial futures contracts or related options, and options on securities, options or securities indexes and options on currencies will not be deemed to be a purchase of securities on margin by the Fund.	The Fund may not issue senior securities, except as otherwise permitted by its fundamental policy on borrowing or by applicable law.

The Fund may not purchase or sell put options, call options, straddles, spreads or combinations of put options, call options straddles and spreads, […].

Proposal 2B: Amend the Fund’s Policy on Real Estate Investments

The 1940 Act requires a mutual fund to have a fundamental investment policy governing investments in real estate. The Fund currently is subject to a fundamental investment policy prohibiting it from investing directly in real estate, except that the Fund may (a) engage in the purchase or sale of real estate as necessary to provide it with an office for the transaction of business, (b) invest in the securities of real estate investment trusts or in the securities of companies that invest or deal in real estate, mortgages or interests in real estate or mortgages and (c) invest in securities secured by real estate. This policy does not prohibit the Fund from investing in real estate limited partnerships.

It is proposed that the current fundamental policy regarding real estate be revised to clarify the policy’s restriction with respect to real estate investments and conform the articulation of this policy to that of other mutual funds managed by GEAM. Specifically, the proposed policy would continue to generally restrict the Fund from investing in real estate, however, it would permit the Fund to: (1) invest in mortgage-related securities and securities secured by real estate, mortgages or interests in real estate or mortgages, (2) purchase securities of issuers that invest or deal in real estate, mortgages, or interests in real estate or mortgages (e.g., real estate investment trusts), (3) engage in the purchase and sale of real estate as necessary to provide it with an office for the transaction of business, (4) acquire real estate or interests in real estate securing an issuer’s obligations, (5) invest in real estate limited partnerships; and (6) make such other investments in real estate as otherwise permitted by applicable law.

The proposed fundamental policy on investing in real estate will provide the Fund with the maximum flexibility consistent with the current legal requirements. This change modernizes the present policy by allowing the Fund to invest in certain real estate-related securities, including real estate limited partnerships, or acquire very small direct interests in real estate, when that type of investment is otherwise consistent with the Fund’s investment objectives and principal strategies. Furthermore, the proposed policy will permit the Fund to acquire real estate or interests in real estate that secure the obligations of an issuer of a security held by the Fund (e.g., as in the case of default of an issuer), and to otherwise hold and sell real estate acquired by the Fund as a result of its ownership of a security. Amending the existing policy as proposed is not expected to increase the risk of an investment in the Fund nor affect its management at this time.

Accordingly, the Board believes that approval of Proposal 2B would be in the best interests of the Fund and its unitholders.

It is proposed that the Fund’s current fundamental policy on real estate investments be amended as follows:

Current Policy	New Policy

The Fund may not purchase or sell real estate, except that the Fund may (a) engage in the purchase or sale of real estate as necessary to provide it with an office for the transaction of business, (b) invest in the securities of real estate investment trusts or in the securities of companies that invest or deal in real estate, mortgages or interests in real estate or mortgages, and (c) invest in securities secured by real estate.	The Fund may not purchase or sell real estate, except (1) that the Fund may: (a) invest in mortgage-related securities and securities secured by real estate, mortgages, or interests in real estate or mortgages, (b) purchase securities of issuers that invest or deal in real estate, mortgages or interests in real estate or mortgages (e.g., real estate investment trusts), (c) engage in the purchase and sale of real estate as necessary to provide it with an office for the transaction of business, (d) acquire real estate or interests in real estate securing an issuer’s obligations, and (e) invest in real estate limited partnerships; and (2) as otherwise permitted by applicable law.

Proposal 2C: Amend the Fund’s Policy on Making Loans

Under the 1940 Act, a mutual fund must have a fundamental policy regarding lending. Currently, the Fund is subject to a fundamental policy that prohibits the Fund from making loans except through (1) lending its portfolio securities in an amount not to exceed 30% of its net assets taken at market value; and (2) the purchase of obligations of persons not in control of, or under common control with, the Fund (including obligations of restricted securities).

It is proposed that the Fund’s fundamental policy be revised to permit the Fund to lend money or portfolio securities to the extent that the lending is consistent with the 1940 Act. For example, current SEC staff positions permit: (1) purchasing debt securities or similar evidences of indebtedness (2) lending portfolio securities in amounts not exceeding one-third of its total asset value, and (3) investing in repurchase agreements.

As proposed, the policy would restrict the Fund from lending its assets or money, except: (1) by purchasing debt obligations, (2) through loans of cash or securities as permitted by applicable law, (3) by entering into repurchase agreements, (4) by investing in financial futures contracts and options on financial futures contracts, and (5) as otherwise permitted by applicable law.

This change would give the Fund the greatest amount of flexibility to lend its assets or money to generate income within the limits of the 1940 Act where desirable and appropriate in accordance with its investment objectives. In addition, the Fund would have greater ability to engage in transactions which could be considered lending, but which could be beneficial to the Fund. At the same time, lending assets or money increases the Fund’s exposure to the risks associated with these activities. The Fund might experience a delay in receiving collateral to secure a loan, or a delay in recovery of loaned money or securities if the borrower defaults. To mitigate these risks, however, procedures are in place to ensure that borrowers of securities are creditworthy and that the loans are fully collateralized.

Accordingly, the Board believes that approval of Proposal 2C would be in the best interests of the Fund and its unitholders.

It is proposed that the Fund’s current fundamental policy on making loans be amended as follows:

Current Policy	New Policy

The Fund may not lend its assets or money to other persons, except through (a) lending its portfolio securities in an amount not to exceed 30% of the Fund’s net assets taken at market value; and (b) the purchase of obligations of persons not in control of, or under common control with, the Fund (including obligations of restricted securities).	The Fund may not lend its assets or money to other persons, except (a) by purchasing debt obligations (including privately placed debt obligations), (b) by lending cash or securities as permitted by applicable law, (c) by entering into repurchase agreements, (d) by investing in futures contracts on securities and securities indices and options on such futures contracts, and (e) as otherwise permitted by applicable law.

Proposal 2D: Amend the Fund’s Policy on Borrowing

The 1940 Act imposes certain restrictions on the borrowing activities of mutual funds and requires that all funds have a fundamental policy on borrowing money. The restrictions on borrowing money are designed to protect fund unitholders by limiting a fund’s ability to leverage its assets. Leverage exists when a fund has the right to a return on an investment that exceeds the amount that the fund paid for the investment. For example, borrowing money to make an investment is a way in which a fund may make use of leverage. The Fund’s policy on borrowing is closely related to its policies on senior securities in as much as borrowing by a mutual fund is one activity that can give rise to a senior security issued by it.

A fund may need to borrow money for a number of reasons. First, a fund may borrow to leverage an investment, as described above. Second, a fund may need to borrow temporarily to pay redeeming unitholders. This can occur in instances in which (a) the amount of redemptions exceeds available cash and market conditions are not favorable to sell portfolio securities to meet those redemptions, or (b) the fund has not yet received payment for securities it has sold. Third, a fund may need to borrow to pay for securities because it does not have available cash. Fourth, certain types of securities transactions, such as entering into reverse repurchase agreements and certain dollar rolls might be construed to entail borrowing money.

There are risks associated with borrowing. Borrowing to acquire additional investments exposes a fund to a greater risk of loss because the value of the acquired investments could fall below the amount borrowed (which the mutual fund must repay). As a result, borrowing may cause the value of a fund’s shares (units) to be more volatile than if the fund did not borrow. In addition, to the extent a fund borrows money, it will pay interest on the borrowed amount which will raise the overall expenses of the fund and reduce its returns. The interest payable on borrowings may be more (or less) than the return the fund receives from the securities purchased with borrowed amounts. Additionally, a fund may also be forced to sell securities at inopportune times to repay loans.

The Fund currently is subject to a fundamental investment policy that prohibits it from borrowing money, except that the Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests and cash payments of dividends and distributions that might otherwise require the untimely disposition of securities, in an amount not to exceed 20% of the value of the Fund’s total assets and only from banks with minimum assets of one billion dollars as long as, immediately after the borrowing, asset coverage of 300% exists. Whenever borrowings (including reverse repurchase agreements) of 5% or more of the Fund’s total assets are outstanding, the Fund will not make any additional investments.

The proposed amendment would modernize the Fund’s policy on borrowing. Under the proposed policy, the Fund would be restricted from borrowing money, except that the Fund would be permitted to: (1) borrow from banks (as defined in the 1940 Act) and through reverse repurchase agreements in amounts up to 33.33% of its total assets (including the amount borrowed), (2) to the extent permitted by applicable law, borrow up to an additional 5% of its total assets for temporary purposes, (3) obtain such short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities, (4) purchase securities on margin to the extent permitted by applicable law, (5) engage in transactions in dollar rolls and other similar transactions, and (6) as is otherwise permitted by applicable law. To the extent the Fund increases its borrowings in the future in accordance with the policy, as proposed, it will be subject to the risks described above.

This change would give the Fund the flexibility to engage in certain securities transactions that might be construed as entailing “borrowing” and would permit the Fund to borrow money in certain instances up to the limits permitted by the 1940 Act and SEC staff interpretations thereof. Changing the current policy also would permit greater consistency in managing the Fund’s portfolio when such borrowings are necessary for the efficient management of the Fund’s assets. Furthermore, under the proposed policy, the Fund will continue to be restricted from borrowing for leveraging purposes. Accordingly, the Board believes that approval of Proposal 2D would be in the best interests of the Fund and its unitholders.

It is proposed that the Fund’s current fundamental policy on borrowing be amended as follows:

Current Policy	New Policy

The Fund may not borrow money, except that the Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests and cash payments of dividends and distributions that might otherwise require the untimely disposition of securities, in an amount not to exceed 20% of the value of the Fund’s total assets. The Fund can borrow money from banks with minimum assets of one billion dollars as long as, immediately after the borrowing, asset coverage of 300% exists. Whenever borrowings (including reverse repurchase agreements) of 5% or more of the Fund’s total assets are outstanding, the Fund will not make any additional investments.	The Fund may not borrow money, except that it may (a) borrow from banks (as defined in the 1940 Act) and through reverse repurchase agreements in amounts up to 33.33% of its total assets (including the amount borrowed), (b) to the extent permitted by applicable law, borrow up to an additional 5% of its total assets for temporary purposes, (c) obtain such short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities, (d) purchase securities on margin to the extent permitted by applicable law, (e) engage in transactions in dollar rolls and other similar transactions, and (f) as otherwise permitted by applicable law.

Proposal 2E: Amend the Fund’s Policy on Diversification

The 1940 Act requires a mutual fund to adopt a fundamental investment policy regarding diversification. As a diversified mutual fund, the Fund currently is subject to a fundamental investment policy whereby (a) the Fund may not invest more than 5% of its total assets in the securities (other than Government Securities) of a single issuer, (b) may not purchase more than 10% of the outstanding securities of any class of issuer, treating all debt securities of an issuer as a single class for purposes of this restriction, and (c) may not purchase more than 10% of the outstanding voting securities of any one issuer.

It is proposed that the current fundamental policy regarding diversification be amended to permit the Fund to invest up to 25% of the value of its total assets in a single issuer, while continuing to restrict the Fund from investing more than 5% of its total assets in the securities of a single issuer with respect to the remaining 75% of the Fund’s total assets. The proposed amendment is consistent with the requirements of the 1940 Act and would provide the Fund with the maximum flexibility allowed for a diversified mutual fund under the 1940 Act, thereby giving GEAM the flexibility it believes is needed to take greater advantage of investments it believes are especially attractive. This proposal does not seek to change the Fund’s status as a diversified mutual fund under the 1940 Act. Amending the existing policy as proposed is not expected to increase the risk of an investment in the Fund or affect the management of the Fund, however, to the extent that the Fund takes a larger position in any one issuer, the appreciation or depreciation of the stock of such issuer may have a greater impact on the net asset value of the Fund, which may, in turn, affect the performance of the Fund.

Accordingly, the Board believes that approval of Proposal 2E would be in the best interests of the Fund and its unitholders.

It is proposed that the Fund’s current fundamental policy on investments in the securities of any one issuer be amended as follows:

Current Policy	New Policy

(a) The Fund may not invest more than 5% of its total assets in the securities (other than Government Securities) of a single issuer. (b) The Fund may not purchase more than 10% of the outstanding securities of any class of issuer, treating all debt securities of an issuer as a single class for purposes of this restriction. (c) The Fund may not purchase more than 10% of the outstanding voting securities of any one issuer.	(a) The Fund may not invest more than 5% of its total assets in the securities (other than Government Securities) of a single issuer, except that up to 25% of the value of the total assets of the Fund may be invested without regard to this limitation. (b) The Fund may not purchase more than 10% of the outstanding securities of any class of issuer, treating all debt securities of an issuer as a single class for purposes of this restriction. (c) The Fund may not purchase more than 10% of the outstanding voting securities of any one issuer.

Proposal 2F: Amend the Fund’s Policy on Commodities

The 1940 Act requires a mutual fund to have a fundamental investment policy governing investments in commodities. The Fund currently is subject to a fundamental investment policy whereby the Fund may not purchase or sell commodities or commodities contracts, except that the Fund may invest in futures contracts and related options and other similar contracts (including foreign currency forward, futures and options contracts).

It is proposed that the current fundamental policy regarding commodities be revised to allow the Fund to purchase and sell commodities to the extent permitted by applicable law. The proposed fundamental policy on commodities will provide the Fund with the maximum flexibility consistent with the current legal requirements. This change modernizes the present policy by allowing the Fund to invest in various types of commodities and commodities contracts. Amending the existing policy as proposed is not expected to increase the risk of an investment in the Fund nor affect its management at this time.

Accordingly, the Board believes that approval of Proposal 2F would be in the best interests of the Fund and its unitholders.

It is proposed that the Fund’s current fundamental policy on commodities be amended as follows:

Current Policy	New Policy

The Fund may not purchase or sell commodities or commodities contracts, except that the Fund may invest in futures contracts and related options and other similar contracts (including foreign currency forward, futures and options contracts) […].	The Fund may not purchase or sell commodities or commodities contracts, except as otherwise permitted by applicable law.

Proposal 2G: Amend and Reclassify the Fund’s Policy on Illiquid and Restricted Investments

The Fund currently is subject to a fundamental policy that it may not invest more than 10% of its net assets in securities which are illiquid and/or restricted. For purposes of this policy, illiquid and restricted securities are defined below under Current Policy. This policy is based on requirements imposed prior to 1996 by the administrators of securities laws in various states. Furthermore, the 1940 Act does not require the current fundamental investment policy. Current SEC staff positions limit a mutual fund’s holdings of illiquid investments to not more than 15% of net assets.

It is proposed that the Fund’s policy with respect to illiquid and restricted investments be reclassified as a non-fundamental investment policy. This policy will also be restated to provide that the Fund may not acquire any security or other investment that is not readily marketable if more than 15% of its net assets, taken at market value, would be invested in such securities and other investments. As proposed, a security or investment would be considered to be not readily marketable if it cannot be disposed of by the Fund within seven days in the ordinary course of business at approximately the amount at which it was valued by the Fund. In the event the Fund’s illiquid holdings exceeded 15% of its net assets, GEAM would not acquire any additional illiquid investments. In such event, however, GEAM would also not be required to dispose of portfolio holdings to bring the Fund’s exposure to illiquid investments below 15% of net assets.

Amending and reclassifying the existing policy as proposed is not expected to increase the risk of an investment in the Fund nor affect its management at this time. If the Fund, however, were to increase its illiquid investments to the new maximum amount permitted by this policy, such additional illiquid investments may increase the risk of investing in the Fund because certain illiquid investments may be difficult or impossible to sell at the time and price that the seller (the Fund) would like, and this may result in a loss or may be costly to the Fund. Approval of Proposal 2G would allow the Board to take appropriate and timely action to adopt or amend a non-fundamental investment policy without the expense and delay associated with a unitholder meeting.

Accordingly, the Board believes that approval of Proposal 2G would be in the best interests of the Fund and its unitholders.

It is proposed that the Fund’s current fundamental policy on illiquid and restricted investments be amended and reclassified (as a non-fundamental policy) as follows:

Current Policy	New Policy (Restated as a Non-Fundamental Policy)

The Fund may not purchase securities which are illiquid or restricted (as those terms are described below and in the Prospectus) if more than 10% of the net assets of the Fund would be invested in any combination of these securities. For purposes of this restriction, illiquid investments are securities that cannot be disposed of by the Fund within seven business days in the ordinary course of business at approximately the amount which the Fund has valued the securities; restricted securities are securities that are subject to contractual or legal restrictions on transfer, excluding for purposes of this restriction, restricted securities that are eligible for resale pursuant to Rule 144A under the Securities Act of 1933, as amended, that have been determined to be liquid by the Fund’s Board based upon the trading markets for the securities.	The Fund may not purchase illiquid investments if more than 15% of its net assets, taken at market value, would be invested in such illiquid investments. For purposes of this restriction, illiquid investments are securities that cannot be disposed of by the Fund within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the investment.

Proposal 2H: Reclassify the Fund’s Policy on Investments in Other Investment Companies

The 1940 Act does not require a mutual fund to have a fundamental investment policy regarding investments in closed-end or open-end investment companies. The Fund currently is subject to a fundamental investment policy whereby (a) the Fund may not invest in the securities of other investment companies except by purchase in the open market where no commission or profit to a sponsor or dealer results, other than the customary broker’s commission, and (b) the Fund may not invest in the securities of closed-end investment companies if the Fund would own more than 3% of the total outstanding voting stock of the company or more than 5% of the value of the Fund’s total assets would be invested in the securities of any one investment company or the aggregate investment by the Fund in all investment companies would have a value in excess of 10% of the Fund’s total assets. The limitations described above do not apply if the investment is part of a plan of merger consolidation, reorganization or acquisition.

The Fund proposes to reclassify its current fundamental policy with respect to investments in other investment companies as a non-fundamental investment policy. Because no changes to the policy itself are being proposed, reclassification of the current policy would not increase the risks to unitholders investing in the Fund nor affect the management of the Fund. Approval of Proposal 2H would allow the Board to take appropriate and timely action to adopt or amend a non-fundamental policy without the expense and delay associated with a unitholder meeting.

Accordingly, the Board believes that approval of Proposal 2H would be in the best interests of the Fund and its unitholders.

It is proposed that the Fund’s current fundamental policy on investments in other investment companies be reclassified as follows:

Current Policy	New Policy (Restated as a Non-Fundamental Policy)

(a) The Fund may not invest in the securities of other investment companies except by purchase in the open market where no commission or profit to a sponsor or dealer results, other than customary broker’s commission. (b) The Fund may not invest in the securities of closed-end investment companies if the Fund would own more than 3% of the total outstanding voting stock of the company or more than 5% of the value of the Fund’s total assets would be invested in the securities of any one investment company or the aggregate investment by the Fund in all investment companies would have a value in excess of 10% of the Fund’s total assets. The limitations described above do not apply if the investment is part of a plan of merger consolidation, reorganization or acquisition.	(a) The Fund may not invest in the securities of other investment companies except by purchase in the open market where no commission or profit to a sponsor or dealer results, other than customary broker’s commission. (b) The Fund may not invest in the securities of closed-end investment companies if the Fund would own more than 3% of the total outstanding voting stock of the company or more than 5% of the value of the Fund’s total assets would be invested in the securities of any one investment company or the aggregate investment by the Fund in all investment companies would have a value in excess of 10% of the Fund’s total assets. The limitations described above do not apply to the extent an investment is otherwise permitted by applicable law or if the investment is part of a plan of merger consolidation, reorganization or acquisition.

The Board unanimously recommends that unitholders of the Fund vote FOR the approval of the amendment, and/or reclassification, as the case may be, of the Fund’s fundamental policies contained in each sub-proposal of this Proposal 2.

PROPOSAL 3

APPROVAL OF THE USE OF A “MANAGER OF MANAGERS” ARRANGEMENT

WHEREBY GEAM, UNDER CERTAIN CIRCUMSTANCES, WILL BE ABLE TO HIRE AND REPLACE SUB-ADVISERS TO THE FUND WITHOUT OBTAINING UNITHOLDER APPROVAL

Background

GEAM currently serves as the investment adviser and administrator of the Fund, pursuant to the Investment Advisory Agreement dated June 1, 1987, and amended and restated on March 19, 2004, between GEAM and the Fund (the “Advisory Agreement”). GEAM is a wholly-owned subsidiary of General Electric Company and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. GEAM is located at 3001 Summer Street, Stamford, Connecticut 06905. Under the terms of the Advisory Agreement, and subject to the supervision and direction of the Board, GEAM has agreed to, among other things, (1) provide a continuous investment management program for the Fund, (2) manage the investment and reinvestment of all the assets in the Fund from time to time, and (3) be responsible for all investment decisions regarding purchases and sales of securities and other property, the retention of securities, and the retention of uninvested cash. In performing these services, GEAM will comply with all investment policies of the Fund in effect from time to time and such general guidance, policies and instructions as the Board may additionally establish. GEAM is permitted under the Advisory Agreement, to delegate all or a portion of its duties under the Advisory Agreement. As compensation for the services it provides, the Fund reimburses GEAM for reasonable costs (direct and indirect, including without limitation, indirect costs involving allocable overhead, consulting fees, and informational brochures and services, etc.); provided, however that GEAM shall not include among such costs any increment for profit to itself or its employees.

If GEAM delegates its portfolio management duties to a sub-adviser with respect to the Fund, the 1940 Act requires that the sub-advisory agreement must be approved by the unitholders of the Fund. Specifically, Section 15 of the 1940 Act makes it unlawful for any person to act as an investment adviser (including as a sub-adviser) to a mutual fund, except pursuant to a written contract that has been approved by shareholders (or unitholders in the case of the Fund). Therefore, to comply with Section 15 of the 1940 Act, the Fund must obtain unitholder approval of a sub-advisory agreement in order to employ one or more sub-advisers, replace an existing sub-adviser with a new sub-adviser, materially change the terms of a sub-advisory agreement, or continue the employment of an existing sub-adviser when that sub-advisory agreement terminates because of an assignment (as such term is defined under the 1940 Act) of the agreement.

“Manager of Managers” Arrangement

Because of the expense and delays associated with obtaining shareholder (or unitholder in the case of the Fund) approval of sub-advisers and related sub-advisory agreements, many mutual fund investment advisers have requested and obtained orders from the SEC exempting them and the mutual funds they manage from certain requirements of Section 15 of the 1940 Act and the rules thereunder (“Orders”). Subject to the conditions delineated therein, the Orders permit mutual funds and their respective advisers to employ a “manager of managers” arrangement with respect to the funds, whereby the advisers may retain unaffiliated sub-advisers for the funds without first obtaining shareholder approval.

In addition, on October 23, 2003, the SEC proposed Rule 15a-5 under the 1940 Act (the “Rule”). If adopted as proposed, the Rule would permit the Board and GEAM to employ a “manager of managers” arrangement with respect to the Fund without obtaining an Order, provided that unitholders of the Fund approve the “manager of managers” arrangement prior to implementation. The ultimate conditions that would be included in the final Rule are expected to be very similar to those included in recent Orders, but the conditions could differ to some extent from those in recent Orders or the proposed Rule.

Although at this time the Fund has not filed an application with the SEC for an Order, the Fund may file such an application if the final Rule is not adopted in the near future.

Employment of the “manager of managers” arrangement by GEAM and the Fund is contingent upon either (1) receipt of an Order from the SEC, or (2) the adoption of the Rule by the SEC, and approval by the Fund’s unitholders. Neither GEAM nor the Fund can assure that the SEC will either grant an Order or adopt the Rule. Because the Board called the Meeting to seek unitholder approval of Proposals 1 and 2, the Board determined to seek unitholder approval of a “manager of managers” arrangement at the Meeting to avoid additional meetings and proxy solicitation costs in the future.

Application of the Proposed “Manager of Managers” Arrangement by the Fund

The proposed “manager of managers” arrangement would permit GEAM, as the Fund’s investment adviser, to appoint and replace unaffiliated sub-advisers, and enter into and amend sub-advisory agreements with unaffiliated sub-advisers on behalf of the Fund without unitholder approval. The “manager of managers” arrangement is intended to enable the Fund to operate with greater efficiency and help the Fund enhance performance by allowing GEAM to employ sub-advisers best suited to the needs of the Fund without incurring the expense and delays associated with obtaining unitholder approval of sub-advisers and related sub-advisory agreements. At this time, GEAM does not intend to appoint a sub-adviser to the Fund. The Board believes however, that it is in the best interests of the Fund and its unitholders to adopt a “manager of managers” arrangement should they seek to approve a sub-adviser in the future. A discussion of the factors considered by the Board is set forth in the section below entitled “Board Approval of ‘Manager of Managers’ Arrangement.”

The process of seeking unitholder approval is administratively expensive to the Fund, and may cause delays in executing changes that the Board and GEAM have determined are necessary or desirable. These costs are often borne by the Fund (and therefore indirectly by the Fund’s unitholders). If unitholders approve the policy authorizing a “manager of managers” arrangement for the Fund, the Board would be able to act more quickly and with less expense to the Fund to appoint an unaffiliated sub-adviser, in instances in which the Board and GEAM believe that the appointment would be in the best interests of the Fund and its unitholders.

In the absence of unitholder approval of new sub-advisory agreements and amendments to existing sub-advisory agreements under the proposed “manager of managers” arrangement, the Board would oversee any sub-adviser selection process to help ensure that the interests of unitholders invested in the Fund are protected whenever GEAM would seek to select a sub-adviser or modify a sub-advisory agreement. Specifically, the Board would evaluate and approve all sub-advisory agreements as well as any modification to a sub-advisory agreement. In reviewing new sub-advisory agreements or modifications to sub-advisory agreements, the Board will analyze all factors that it considers to be relevant to its determination, including the sub-advisory fees, the nature, quality and scope of services to be provided by the sub-adviser, the investment performance of the assets managed by the sub-adviser in the particular style for which a sub-adviser is sought, as well as the sub-adviser’s compliance with federal securities laws and regulations. To the extent GEAM retains, and the Board approves, one or more sub-advisers for the Fund, the Fund’s unitholders would bear the cost of the sub-advisory fees payable to any such sub-adviser.

Furthermore, operation of the Fund under the proposed “manager of managers” arrangement would not: (1) permit investment advisory fees paid by the Fund to GEAM to be increased without unitholder approval, except when such increase is directly related to the payment of any sub-advisory fee charged by a sub-adviser retained by GEAM, and approved by the Board, on behalf of the Fund, or (2) diminish GEAM’s responsibilities to the Fund, including GEAM’s overall responsibility for the portfolio management services furnished by a sub-adviser. Until receipt of an Order from the SEC and/or the adoption of the Rule, GEAM will only enter into new sub-advisory agreements with unitholder approval, to the extent required by applicable law.

Under the “manager of managers” arrangement, unitholders would receive notice of, and information pertaining to, any new sub-advisory agreement and the fees payable thereunder, or any material change to a sub-advisory agreement. In particular, unitholders would receive the same information about a new sub-advisory agreement and a new sub-adviser that they would receive in a proxy statement related to their approval of a new sub-advisory agreement in the absence of a “manager of managers” arrangement. In each case, unitholders will receive such notice and information as required by the Order, which may include prior notice and/or notice and information within 90 days or the timeframe required by the Order or Rule, as applicable.

If Proposal 3 is not approved by the unitholders of the Fund, unitholder approval would continue to be required for GEAM to enter into any new sub-advisory agreements with respect to the Fund.

Board Approval Of “Manager Of Managers” Arrangement

At a meeting held on February 11, 2008, the Board unanimously approved the use of the “manager of managers” arrangement and determined (1) that it would be in the best interests of the Fund and its unitholders, and (2) to obtain unitholder approval of the same. In accordance with exemptive relief obtained from the SEC, the Trustees of the Board are not independent of GEAM or the Fund, unlike a typical mutual fund having the required portion of its board composed of independent or disinterested persons. In evaluating this arrangement, the Board considered various factors and other information, including the following:

1. A “manager of managers” arrangement will enable the Board to act more quickly, with less expense to the Fund, in appointing new sub-advisers when the Board and GEAM believe that such appointment would be in the best interests of the Fund and its unitholders;

2. GEAM would continue to be directly responsible for monitoring a sub-adviser’s compliance with the Fund’s investment objectives and investment strategies and analyzing the performance of the sub-adviser; and

3. No sub-adviser could be appointed, removed or replaced without the Board’s approval and involvement.

The Board unanimously recommends that unitholders of the Fund vote FOR the approval of this Proposal 3

PRINCIPAL HOLDERS OF UNITS

As of the close of business on the Record Date, no person, except as set forth in Exhibit A attached to the Proxy Statement, owned beneficially or of record 5% or more of the outstanding units of the Fund. As of the Record Date, the officers and trustees of the Fund together beneficially owned less than 1% of the units of the Fund.

ADDITIONAL INFORMATION

Reports to Unitholders

Copies of the Fund’s most recent annual report to unitholders will be furnished without charge upon request by writing to the Fund at 3001 Summer Street, Stamford, Connecticut 06905, or by calling 1-800-242-0134.

Service Providers

GEAM, 3001 Summer Street, P.O. Box 7900, Stamford, Connecticut 06904-7900, serves as the Fund’s investment adviser and administrator.

GE Investment Distributors, Inc., 3001 Summer Street, Stamford, Connecticut 06905, an affiliate of GEAM, serves as the distributor for the units of the Fund on a continuing best efforts basis.

Unitholder Proposals

As a general matter, the Fund does not hold annual or regular meetings of the unitholders. Ordinarily, there will be no unitholder meeting unless required by the 1940 Act or otherwise. Unitholders wishing to submit proposals for inclusion in a proxy statement for a subsequent meeting of the unitholders should send their written proposals to the Secretary of the Fund, 3001 Summer Street, Stamford, Connecticut 06905. They must be received by the Fund within a reasonable period of time prior to any such unitholder meeting.

Other Business

Management knows of no business to be presented at the Meeting other than the matters set forth in this Proxy Statement, but should any other matter requiring the vote of unitholders arise, the proxies will vote thereon according to their best judgment in the interest of the Fund.

Exhibit A

Name and Address	Amount of Beneficial Ownership	Percentage (%)
Pershing LLC Attn: Mutual Funds P.O. Box 2052 Jersey City, NJ 07303-2052	873,929.57	5.99%

ELFUN DIVERSIFIED FUND – PROXY BALLOT Proxy for Special Meeting of Unitholders – April 16, 2008 This Proxy Ballot is being solicited by the Board of Trustees of the Elfun Diversified Fund (the “Fund”) for a Special Meeting of the Unitholders of the Fund (the “Meeting”) to be held on April 16, 2008. The Undersigned hereby appoints as proxies Jeanne M. LaPorta and JoonWon Choe each of them separately (with the power of substitution) (i) to vote as indicated on the reverse side on the specific proposals that will be considered at the Meeting, or any adjournment(s) or postponement(s) thereof, as described in the Fund’s Proxy Statement, (ii) to vote, in adjournment or postponement thereof, as described in the Fund’s Proxy Statement, and (iii) to vote, in their discretion, on such other matters as may properly come before such Meeting, with all the power the Undersigned would have if present in person at the meeting. The units represented by this proxy will be voted as instructed on the reverse side of this Proxy Ballot. Unless indicated to the contrary, this Proxy Ballot shall be deemed to grant authority to vote “FOR” the proposals. The Undersigned hereby revokes any previous voting instructions he or she has given with respect to such units. By signing below, the Undersigned acknowledges receipt of the Notice of Special Meeting of Unitholders, the Proxy Statement dated March 4, 2008, and this Proxy Ballot. Please mark, sign, date and return this Proxy Ballot promptly in the enclosed envelope. PLEASE FOLD HERE AND RETURN ENTIRE BALLOT – DO NOT DETACH ELFUN DIVERSIFIED FUND Proxy for Special Meeting of Unitholders – April 16, 2008 IT IS IMPORTANT THAT PROXIES BE VOTED PROMPTLY. EVERY UNITHOLDER’S VOTE IS IMPORTANT. Please sign exactly as your name appears on the Proxy Ballot. If the individual signing the card is a fiduciary (e.g., attorney, executor, trustee, guardian), the individual must provide his or her full title following the signature. If a corporation is entitled to provide voting instructions, the Proxy Ballot should be signed by an authorized officer of the corporation. Please mark your vote on the reverse of this Proxy Ballot. Unitholder sign here Joint owner sign here Date: Vote by Phone, by Mail or via the Internet! CALL: To vote your proxy by phone, call 1-866-628-8868 and provide the 12- digit control number found on the reverse side of this Proxy Ballot. LOG-ON: To vote on the Internet go to www.proxyonline.com and enter the 12-digit control number found on the reverse side of this Proxy Ballot. MAIL: To vote your proxy by mail check the appropriate voting box on the reverse side of this Proxy Ballot, sign and date the ballot and return it in the enclosed postage-paid envelope or mail to: P.O. Box 238, Lyndhurst, NJ 07071. Elfun Diversified Fund

ELFUN DIVERSIFIED FUND CONTROL NUMBER 123456789123 WE NEED YOUR PROXY VOTE AS SOON AS POSSIBLE. YOUR PROMPT ATTENTION TO THIS MATTER WILL HELP TO AVOID THE EXPENSE OF FURTHER SOLICITATION. THE PROXY BALLOT MUST BE SIGNED AND DATED ON THE REVERSE SIDE FOR YOUR INSTRUCTIONS TO BE COUNTED AND WILL BE VOTED IN THE MANNER INDICATED, OR IF NO INSTRUCTION HAS BEEN INDICATED, “FOR” EACH PROPOSAL. PLEASE COMPLETE AND RETURN THIS PROXY BALLOT PROMPTLY. PROXY BALLOTS MUST BE RECEIVED BY APRIL 16, 2008, TO BE COUNTED. To vote the proxy for all proposals in the same manner, please use the boxes below. FOR ALL AGAINST ALL ABSTAIN ALL ? ? ? To vote each proposal separately, please use these boxes. PROPOSALS FOR AGAINST ABSTAIN 1. To approve the amendment and reclassification of the Fund’s fundamental investment policy restricting the percentage of assets that may be invested in foreign securities from 20% of the Fund’s total assets to 35% of the Fund’s net assets. ? ? ? 2. To approve the amendment and/or reclassification of each of the following fundamental investment policies of the Fund: A. To amend the Fund’s investment policies on senior securities. ? ? ? B. To amend the Fund’s investment policy on real estate investments. ? ? ? C. To amend the Fund’s investment policy on making loans. ? ? ? D. To amend the Fund’s investment policy on borrowing. ? ? ? E. To amend the Fund’s investment policy on diversification. ? ? ? F. To amend the Fund’s investment policy on commodities. ? ? ? G. To amend and reclassify the Fund’s investment policy on illiquid and restricted securities. ? ? ? H. To reclassify the Fund’s investment policy on investments in other investment companies. ? ? ? 3. To approve the use of a “manager of managers” arrangement whereby GE Asset Management Incorporated, the investment adviser to the Fund, under certain circumstances, will be able to hire and replace sub-advisers to the Fund without obtaining unitholder approval. ? ? ? (BARCODE HERE) (TAGID HERE) (CUSIP HERE)